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                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2000





                   MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



      Delaware                      033-20022                  52-1558094
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(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

   10400 Fernwood Road, Bethesda, MD                          20817-1109
 -------------------------------------                ------------------------
(Address of principal executive office)                       (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070














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ITEM 5.       OTHER EVENTS

                  On April 28,  2000,  the General  Partner  sent to the Limited
              Partners of the Partnership a letter that accompanied the Partnership's Annual Report on Form 10-K. Such letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

              99.4 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1999.








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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 28th day of April, 2000.


                                                MARRIOTT RESIDENCE INN
                                                LIMITED PARTNERSHIP

                                                By:    RIBM ONE LLC
                                                       General Partner



April 28, 2000                                  By:    /s/ Earla L. Stowe
                                                       Name:    Earla L. Stowe
                                                       Title:   Vice President


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                                  EXHIBIT INDEX


Exhibit No.: 99.4     Description

                           Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1999.